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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         |X|
Filed by a Party other than the Registrant      |_|
Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

MEMORIAL FUNDS
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

BOARD OF TRUSTEES OF REGISTRANT
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      5)    Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

--------------------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      3)    Filing Party:

--------------------------------------------------------------------------------

      4)    Date Filed:

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

                                 MEMORIAL FUNDS
                             6550 Directors Parkway
                              Abilene, Texas 79606

May 15, 2006

Dear Shareholder:

      The Board of Trustees of Memorial Funds (the "Trust") has called a Special Meeting of Shareholders ("Meeting") of the Government Bond Fund, Value Equity Fund and Growth Equity Fund (each a "Fund" and collectively, the "Funds"). The Meeting is scheduled to be held on June 28, 2006.

      The purpose of the Proposals contained in the Proxy Statement is to facilitate a merger of the Memorial Funds with the Monteagle Funds. While you are not being asked to vote directly on the merger, the issues presented relate to the merger and are contingent upon the Monteagle Fund Shareholders approval of the Plan of Reorganization.

      The Proxy Statement contains five (5) proposals. Shareholders of each Fund are being asked to vote on each applicable proposal. Please take the time to read these materials and cast your vote promptly, as the proposals to be voted on are important to the Funds and to you as a shareholder.

      In Proposal 1 (Government Bond Fund Shareholders only), the Board of Trustees of the Trust (the "Board") asks you to approve a new investment strategy and objective designed to create a higher total return for the Government Bond Fund. The Memorial Funds is attempting to merge the Government Bond Fund with the Monteagle Fixed Income Fund to create a larger fund with more assets and greater economies of scale. The Board has approved the change in investment strategy and objective.

      In Proposal 2 (Government Bond Fund Shareholders only), the Board asks you to approve a new Management Agreement (the "Management Agreement") between the Trust and Nashville Capital Corporation ("NCC"). The Board has approved NCC as the new adviser to the Government Bond Fund. The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. NCC is the current adviser to the Monteagle Fixed Income Fund. In conjunction with the merger, the Memorial Funds will adopt the Monteagle Fixed Income Fund investment strategy (Proposal #1), employ a new adviser and fee structure thereby changing the advisory contract which requires shareholders of the Government Bond Fund to approve the new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Funds, and NCC. If shareholders approve the Management Agreement, NCC will serve as the adviser to the merged fund for an initial term of two years.

      In Proposal 3 (Government Bond Fund Shareholders only), the Board asks you to approve a new Subadvisory Agreement between the Trust, NCC and Howe and Rusling, Inc. ("H&R"). The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. NCC and H&R are the adviser/subadviser to the current Monteagle Fixed Income Fund. Upon the completion of the merger of the Monteagle Fixed Income Fund and the Memorial Government Bond Fund, NCC and H&R will advise the Fund. The change associated with the subadvisory relationship requires Shareholders of the Government Bond Fund to approve the new Subadvisory Agreement. The Trust seeks your approval of the new Subadvisory Agreement between the Trust, on behalf of the Funds, NCC and H&R as it relates to the Memorial Government Bond Fund. If shareholders approve the Subadvisory Agreement, H&R will serve as the subadviser for the Government Bond Fund for an initial term of two years.

      In Proposal 4 (Value Equity and Growth Equity Funds only), the Board asks you to approve a new Management Agreement (the "Management Agreement") between the Trust and Parkway Advisors, LP ("PALP"). PALP has served as the adviser for each Fund since October 2002. The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. In conjunction with the merger, the Memorial Funds will adopt the Monteagle fee structure thereby changing the advisory contract which requires Shareholders of the Value Equity and Growth Equity Funds to approve the new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Funds, and PALP as it relates to the Value Equity and Growth Equity Funds. If shareholders approve the Management Agreement, PALP will serve as the adviser for the Value Quity and Growth Equity Funds for an initial term of two years.

      In connection with Proposal 4, upon shareholder approval, there will be no change in the Subadviser for the Growth Equity Fund. The Board has approved continuation and/or re-execution of the agreement with Davis Hamilton, Jackson & Assoc.

      In Proposal 5 (Government Bond, Value Equity and Growth Equity Fund Shareholders), the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

      The Board recommends that shareholders of all Funds approve all proposals.

      Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the proxy statement and cast your vote promptly. It is important that your vote be received no later than June 28, 2006. If you have any questions about the proxy statement, please do not hesitate to call us at 610/232-1731.

      We appreciate your participation and prompt response and thank you for your continued support.

Sincerely,

/s/ Carl C. Peterson

Carl C. Peterson
President and Trustee

                                 MEMORIAL FUNDS
                             6550 Directors Parkway
                              Abilene, Texas 79606

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD June 28, 2006

To the Shareholders of the Funds:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Government Bond Fund, Value Fund and Growth Equity Fund (collectively the "Funds"), three series of Memorial Funds (the "Trust"), will be held at the offices of Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, on June 28, 2006, at 9:00 a.m. (Eastern time). The purpose of the meeting is to facilitate a merger of the Memorial Funds with the Monteagle Funds. While you are not being asked to vote directly on the merger, the issues presented relate to the merger and are contingent upon the Monteagle Fund Shareholders approval of the Plan of Reorganization.

      In Proposal 1 (Government Bond Fund Shareholders only), the Board of Trustees of the Trust (the "Board") asks you to approve a new investment strategy and objective designed to create a higher total return for the Government Bond Fund. The Memorial Funds is attempting to merge the Government Bond Fund with the Monteagle Fixed Income Fund to create a larger fund with more assets and greater economies of scale. The Board has approved the change in investment strategy and objective.

      In Proposal 2 (Government Bond Fund Shareholders only), the Board asks you to approve a new Management Agreement (the "Management Agreement") between the Trust and Nashville Capital Corporation ("NCC"). The Board has approved NCC as the new adviser to the Government Bond Fund. The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. NCC is the current adviser to the Monteagle Fixed Income Fund. In conjunction with the merger, the Memorial Funds will adopt the Monteagle Fixed Income Fund investment strategy (Proposal #1), employ a new adviser and fee structure thereby changing the advisory contract which requires shareholders of the Government Bond Fund to approve the new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Funds, and NCC. If shareholders approve the Management Agreement, NCC will serve as the adviser to the merged fund for an initial term of two years.

      In Proposal 3 (Government Bond Fund Shareholders only), the Board asks you to approve a new Subadvisory Agreement between the Trust, NCC and Howe and Rusling, Inc. ("H&R"). The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. NCC and H&R are the adviser/subadviser to the current Monteagle Fixed Income Fund. Upon the completion of the merger of the Monteagle Fixed Income Fund and the Memorial Government Bond Fund, NCC and H&R will advise the Fund. The change associated with the subadvisory relationship requires Shareholders of the Government Bond Fund to approve the new Subadvisory Agreement. The Trust seeks your approval of the new Subadvisory Agreement between the Trust, on behalf of the Funds, NCC and H&R as it relates to the Memorial Government Bond Fund. If shareholders approve the Subadvisory Agreement, H&R will serve as the subadviser for the Government Bond Fund for an initial term of two years.

      In Proposal 4 (Value Equity and Growth Equity Funds only), the Board asks you to approve a new Management Agreement (the "Management Agreement") between the Trust and Parkway Advisors, LP ("PALP"). PALP has served as the adviser for each Fund since October 2002. The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. In conjunction with the merger, the Memorial Funds will adopt the Monteagle fee structure thereby changing the advisory contract which requires Shareholders of the Value Equity and Growth Equity Funds to approve the new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Funds, and PALP as it relates to the Value Equity and Growth Equity Funds. If shareholders approve the Management Agreement, PALP will serve as the adviser for the Value Quity and Growth Equity Funds for an initial term of two years.

      In connection with Proposal 4, upon shareholder approval, there will be no change in the Subadviser for the Growth Equity Fund. The Board has approved continuation and/or re-execution of the agreement with Davis Hamilton, Jackson & Assoc.

      In Proposal 5 (Government Bond, Value Equity and Growth Equity Fund Shareholders), the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

      The Trust's Board of Trustees has fixed the close of business on May 10, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Please carefully read the accompanying Proxy Statement.

By order of the Board of Trustees,

/s/  Paul B. Ordonio
Secretary of the Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                 MEMORIAL FUNDS
                             6550 Directors Parkway
                              Abilene, Texas 79606

                                 PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Trustees of Memorial Funds (the "Trust"), a Delaware business trust, on behalf of the Government Bond Fund, Value Equity Fund and Growth Equity Fund (each a "Fund" and collectively, the "Funds"). The Trust is a registered open-end investment company whose executive offices are located at 6550 Directors Parkway, Abilene, Texas 79606. Proxies will be voted at the Special Meeting of Shareholders (the "Meeting") of the Funds to be held at the offices of the Trust's administrator, Citco Mutual Fund Services, Inc. (the "Citco"), 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, on June 28, 2006, at 9:00 a.m. (Eastern time), and any adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about May 24, 2006.

      The Trust's Annual Report to shareholders for the period ended December 31, 2005, that includes financial statements for the Funds, has previously been mailed to shareholders. Shareholders may request a copy of the Annual Report without charge by calling the Funds' administrator, Citco, at (610) 232-1731.

      The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of Citco or their affiliates. Parkway Advisors, LP ("PALP") will bear all of the costs of the Meeting and the preparation, printing and mailing of this Proxy Statement and of proxies.

Purpose of Meeting

      The purpose of the Proposals contained in the Proxy Statement is to facilitate a merger of the Memorial Funds with the Monteagle Funds. YOU ARE NOT BEING ASKED TO VOTE ON THE MERGER. HOWEVER, THE PROPOSALS PRESENTED ARE NECESSARY TO COMPLETE THE MERGER AND ARE CONTINGENT UPON THE MONTEAGLE FUNDS TRUSTEES AND SHAREHOLDERS APPROVING THE PLAN OF REORGANIZATION. Shareholders are being asked to consider the following five (5) proposals:

      In Proposal 1 (Government Bond Fund Shareholders only), the Board of Trustees of the Trust (the "Board") asks you to approve a new investment strategy and objective designed to create a higher total return for the Government Bond Fund. The Memorial Funds is attempting to merge the Government Bond Fund with the Monteagle Fixed Income Fund to create a larger fund with more assets and greater economies of scale. The Board has approved the change in investment strategy and objective.

      In Proposal 2 (Government Bond Fund Shareholders only), the Board asks you to approve a new Management Agreement (the "Management Agreement") between the Trust and Nashville Capital Corporation ("NCC"). The Board has approved NCC as the new adviser to the Government Bond Fund. The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. NCC is the current adviser to the Monteagle Fixed Income Fund. In conjunction with the merger, the Memorial Funds will adopt the Monteagle Fixed Income Fund investment strategy (Proposal #1), employ a new adviser and fee structure thereby changing the advisory contract which requires shareholders of the Government Bond Fund to approve the new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Funds, and NCC. If shareholders approve the Management Agreement, NCC will serve as the adviser to the merged fund for an initial term of two years.

      In Proposal 3 (Government Bond Fund Shareholders only), the Board asks you to approve a new Subadvisory Agreement between the Trust, NCC and Howe and Rusling, Inc. ("H&R"). The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. NCC and H&R are the adviser/subadviser to the current Monteagle Fixed Income Fund. Upon the completion of the merger of the Monteagle Fixed Income Fund and the Memorial Government Bond Fund, NCC and H&R will advise the Fund. The change associated with the subadvisory relationship requires Shareholders of the Government Bond Fund to approve the new Subadvisory Agreement. The Trust seeks your approval of the new Subadvisory Agreement between the Trust, on behalf of the Funds, NCC and H&R as it relates to the Memorial Government Bond Fund. If shareholders approve the Subadvisory Agreement, H&R will serve as the subadviser for the Government Bond Fund for an initial term of two years.

      In Proposal 4 (Value Equity and Growth Equity Funds only), the Board asks you to approve a new Management Agreement (the "Management Agreement") between the Trust and Parkway Advisors, LP ("PALP"). PALP has served as the adviser for each Fund since October 2002. The Memorial Funds are attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. In conjunction with the merger, the Memorial Funds will adopt the Monteagle fee structure thereby changing the advisory contract which requires Shareholders of the Value Equity and Growth Equity Funds to approve the new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Funds, and PALP as it relates to the Value Equity and Growth Equity Funds. If shareholders approve the Management Agreement, PALP will serve as the adviser for the Value Quity and Growth Equity Funds for an initial term of two years.

      In connection with Proposal 4, upon shareholder approval, there will be no change in the Subadviser for the Growth Equity Fund. The Board has approved continuation and/or re-execution of the agreement with Davis Hamilton, Jackson & Assoc.

      In Proposal 5 (Government Bond, Value Equity and Growth Equity Fund Shareholders), the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

Plan of Reorganization

The Memorial Funds are being merged with the Monteagle Funds. The reorganization itself is not being proposed to the Shareholders directly; however, the proposals herein are related to the reorganization. This Shareholder meeting is designed to prepare the current series of Funds for the merger. The Plan of Reorganization is subject to approval by the Monteagle Funds Trustees and Shareholders.

The Trustees of Memorial Funds believe that the merger will benefit shareholders of Memorial Funds. By transforming the Government Bond Fund and accepting transferring the shares from the Monteagle Fixed Income Fund, and by allowing Memorial Funds to be the Trust for the Monteagle Large Cap Growth Fund and the Monteagle Value Fund, Memorial Funds has been given the opportunity to become a larger fund group.

The overall goal in proposing this Fund merger is twofold. First, by merging funds with generally similar investment strategies, Memorial Funds can create larger, more efficient investment portfolio. Second, by streamlining its product offerings, the Advisers can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios.

The Trustees have considered various factors in reviewing the proposals regarding the Agreements and Plans of Reorganization, but not limited to, the following: (i) any change in investment objectives, policies and limitations;
(ii) comparative historical investment performance; (iii) comparative historical and pro forma expense ratios; (iv) whether the proposed reorganization would have any tax consequences to shareholders; and (v) the depth and experience of the additional Adviser and Subadvisers if the merger is consummated.

Based on the Board's review of these and other factors, the Board unanimously determined that the reorganization is in the best interest of the shareholders and recommend that such Shareholders vote FOR each of the proposals presented in this Proxy Statement.

Summary of Fund(s) Voting Proposals

      The following table represents which Fund Shareholders are being asked to vote on the particular proposal(s):

-----------------------------------------------------------------------------------------------------------
                            Government Bond Fund           Value Equity Fund         Growth Equity Fund
-----------------------------------------------------------------------------------------------------------
      Proposal 1                      X
-----------------------------------------------------------------------------------------------------------
      Proposal 2                      X
-----------------------------------------------------------------------------------------------------------
      Proposal 3                      X
-----------------------------------------------------------------------------------------------------------
      Proposal 4                                                   X                         X
-----------------------------------------------------------------------------------------------------------
      Proposal 5                      X                            X                         X
-----------------------------------------------------------------------------------------------------------

      Each Fund is voting on multiple proposals and it is possible that more than one Fund may be voting on the same proposal.

Description of Voting

      Section 7.04 of the Trust Instrument governing Trust affairs, provides, in pertinent part, that one-third of shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a shareholders' meeting except when a larger vote is required by law. It also provides that any lesser number shall be sufficient only for holding a vote to adjourn the meeting. With respect to the vote required, Section 7.04 provides, except when a larger vote is required by law, that a majority of shares voted in person or by proxy shall decide any questions.

      Approval of Proposals 1, 2, 3 and 4 concerning the change in investment strategy, Management and Subadvisory Agreements requires a separate vote by shareholders of each Fund to bind that Fund. Approval requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

      Approval of Proposal 5, with respect to other business, shall require a majority vote as required by Section 7.04. Shareholders of the Trust share vote separately by Fund.

Shareholders

      Shareholders of record at the close of business on May 10, 2006, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting, including any adjournment thereof. As of the Record Date 05/10/06 there were 5,584,139.797 shares outstanding of the Funds (Government Bond Fund - [2,027,010.906]; Value Equity Fund - [1,121,976.765]; and Growth Equity Fund - [2,435,152.126]). As of the Record Date, all Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of any or all the Funds. As of the Record Date, the following shareholders and/or record holders owned more than 5% of the outstanding shares of each Fund:

-----------------------------------------------------------------------------------------------
Fund                            Name and Address                       Shares        % of Fund
-----------------------------------------------------------------------------------------------
Government Bond Fund            HUBCO                              1,023,545,905       50.50%
                                298 West Valley Avenue
                                Birmingham, AL 35209
-----------------------------------------------------------------------------------------------
                                Wells Fargo Bank MN TTEE FBO        662,949.039        32.71%
                                PO Box 1533
                                Minneapolis, MN 55480
-----------------------------------------------------------------------------------------------
                                HUBCO                               125,122,910        6.17%
                                298 West Valley Avenue
                                Birmingham, AL 35209
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Value Equity Fund               HUBCO                               624,001.132        55.62%
                                298 West Valley Avenue
                                Birmingham, AL 35209
-----------------------------------------------------------------------------------------------
                                Wells Fargo Bank MN TTEE FBO        246,972.105        22.01%
                                PO Box 1533
                                Minneapolis, MN 55480
-----------------------------------------------------------------------------------------------
                                HUBCO                                66,308.004        5.91%
                                298 West Valley Avenue
                                Birmingham, AL 35209
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Growth Equity Fund              Charles Schwab FBO                  923,144.742        37.91%
                                101 Montgomery Street
                                San Francisco, CA 94104
-----------------------------------------------------------------------------------------------
                                HUBCO                               439,325.920        18.04%
                                298 West Valley Avenue
                                Birmingham, AL 35209
-----------------------------------------------------------------------------------------------
                                Wells Fargo Bank MN TTEE FBO        430,110.443        17.66%
                                PO Box 1533
                                Minneapolis, MN 55480
------------------------------------------------------------------------------------------------

      From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of March 10, 2006, the following persons and/or record holders maintain 25% or more of the shares of a Fund (or of the Trust) and may be deemed to control the Fund (or the Trust). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.

Controlling Person Information

      --------------------------------------------------------------------------
      Shareholder             Fund                          Percentage of Fund
                                                               Shares Owned
      --------------------------------------------------------------------------
      Wells Fargo Bank        Government Bond Fund                32.71%
      HUBCO                   Government Bond Fund                50.50%
      HUBCO                   Value Equity Fund                   55.62%
      Charles Schwab          Growth Equity Fund                  37.19%

      Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding shares of the Funds at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Funds at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

      For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority and has not otherwise received instructions from the client. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST a proposal.

      IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment. A shareholder vote may be taken prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

      Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, or by personally casting a vote at the Meeting.

--------------------------------------------------------------------------------
                                  PROPOSAL ONE
              New Investment Strategy for the Government Bond Fund
--------------------------------------------------------------------------------

--------------------
GOVERNMENT BOND FUND
--------------------

      Shareholders of the Government Bond Fund are being asked to approve a new investment strategy and objective because the Trust is attempting to merge with the Monteagle Funds to create a larger group of funds with more assets with greater economies of scale. In conjunction with the merger, the Government Bond Fund will change its investment strategy and objective to better enable a blend of two funds which requires shareholders of the Government Bond Fund to approve the new strategy and objective. The Trust seeks your approval of the new investment strategy and objective. As a consequence, the new investment strategy and objective are being submitted for your consideration.

      The new investment strategy provides that the Adviser will provide investment advisory services to the Government Bond Fund under new investment strategy and objective which changes portfolio characteristics. The new strategy and objective outlined below were discussed and unanimously approved by the Trust's Board at a meeting held on Monday January 30, 2006, pending shareholder approval.

Proposed New Investment Strategy/Objective

      The Fund would invest in investment grade fixed income securities of bonds and notes (on a dollar weighted basis); specifically at least rated Aa or higher by Moody's Investors Service, Inc. or AA or higher by Standard and Poor's Ratings Group for municipal bonds and A or higher by Moody's Investors Service, Inc. or A or higher by Standard and Poor's Ratings Group for corporate bonds. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, mortgaged-backed (and similar securities), taxable municipal bonds and corporate debt securities but no more than 70% in any one category.

      The Fund would seek to achieve its objective of total return through capital appreciation on the bonds and other securities held and income on those securities held. The Fund's adviser (or subadviser) will actively manage the portfolio and, based on its assessment of market conditions, either lengthen or shorten the average maturity of the portfolio and/or switch between bonds of different sectors, with the view of maximizing the total return for the types of obligations purchased. The Fund may achieve capital appreciation by owning bonds of longer duration when interest rates are declining, protecting against large depreciation, and by owning bonds of shorter duration when interest rates are rising. In addition, the Fund may achieve capital appreciation if the credit quality of corporate and municipal bonds improve and there is a rating upgrade which may be reflected in a higher price based on greater demand for that security. For this purpose, the Fund may utilize a proprietary "Bond Market Watch" model to evaluate macroeconomic indicators, and based on this evaluation, attempt to anticipate interest rate changes.

      The Fund may sell a security if, in the Adviser or its appointed Subadviser's opinion:

            o an interest rate change is expected to occur and the Fund seeks to lengthen or shorten the duration of the portfolio

            o a sector of the market has become less attractive for total return compared to another sector

            o a security receives a rating downgrade which could increase credit risk and negatively impact the market value of the security

            o a security receives a rating upgrade that positively impacts the market value of the security and the Fund wishes to capture the appreciation

      The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets securities issued by the U.S. Government, cash or cash equivalents such as high quality money market instruments. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives. The investment objective and strategies of the Fund may be changed without shareholder approval.

      The following schedule compares the current investment objectives and principal investment strategies to those proposed:

--------------------------------------------------------------------------------
Current Investment Objectives             Proposed Investment Objectives
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE: The investment      INVESTMENT OBJECTIVE: The Fund seeks
objective of the Fund is to provide a     to achieve its objective of total
high level of income consistent with      return.
maximum credit protection and moderate
fluctuation in principal value.
--------------------------------------------------------------------------------
Current Principal Strategies              Proposed Principal Strategies
--------------------------------------------------------------------------------
---The Fund invests in securities with    ----The Fund may invest in fixed
maturities (or average life in the case   income securities that are at least
of mortgage-backed and similar            investment grade or rated by Moody's
securities) ranging from overnight to     for the following types:
30 years.                                 i) Municipal Bonds ("Aa" or better);
                                          (ii) Corporate Bonds ("A" or better)
--------------------------------------------------------------------------------
---Under normal circumstances, at least   --- Under normal circumstances, the
80 percent of the Fund's portfolio        Fund will invest at least 80% of its
holdings will be fixed and variable       assets in fixed income securities,
rate U.S. Government Securities,          including U.S. government
including zero coupon bonds issued or     securities, securities issued by
guaranteed by the U.S. Treasury and       agencies of the U.S government,
mortgage-backed securities.  The Fund     taxable municipal bonds and
may not invest more than 25 percent of    corporate debt securities but no
its total assets in the securities        more than 70% in any one category.
issued or guaranteed by any single
agency or instrumentality of the U.S.
Government, except the U.S. Treasury,
and may not invest more than 10 percent
of its total assets in the securities
of any other issuer.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--- The Fund seeks to moderate            ---The Fund may achieve capital
fluctuations in the price of its shares   appreciation by owning bonds of
by structuring maturities of its          longer duration when interest rates
investment portfolio in order to          are declining, protecting against
maintain a duration between 75 percent    large depreciation, and by owning
and 125 percent of the duration of the    bonds of shorter duration when
Lehman Brothers Intermediate Government   interest rates are rising. In
Bond Index which was 3.31 years as of     addition, the Fund may achieve
December 31, 2005.                        capital appreciation if the credit
                                          quality of corporate and municipal
                                          bonds improve and there is a rating
                                          upgrade. For this purpose, the Fund
                                          may utilize a proprietary "Bond
                                          Market Watch" model to evaluate
                                          macroeconomic indicators and, based
                                          on this evaluation, attempt to
                                          anticipate interest rate changes.
                                          Based on assessment of market
                                          conditions, either lengthen or
                                          shorten the average maturity of the
                                          portfolio and/or switch between
                                          bonds of different sectors, with the
                                          view of maximizing the total return
                                          for the types of obligations
                                          purchased.  The Fund will seek to
                                          reduce interest rate risk by
                                          maintaining an average maturity of
                                          the bonds and notes (on a dollar
                                          weighted basis) of between 3 and 8
                                          years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Investment Objectives             Proposed Investment Objectives
--------------------------------------------------------------------------------
                                          The Fund may sell a security if:
                                          o  an interest rate change is
                                          expected to occur and the Fund seeks
                                          to lengthen or shorten the duration
                                          of the portfolio
                                          o  a sector of the market has become
                                          less attractive for total return
                                          compared to another sector
                                          o  a security receives a rating
                                          downgrade which could increase
                                          credit risk and negatively impact
                                          the market value of the security
                                          o   a security receives a rating
                                          upgrade that positively impacts the
                                          market value of the security and the
                                          Fund wishes to capture the
                                          appreciation
--------------------------------------------------------------------------------

      Shareholders of the Fund have the right to change the investment strategy of the Fund at any time by a vote of the outstanding voting securities of the Fund.

      If the shareholders of the Government Bond Fund do not approve the changes in investment strategy and objective, the Memorial Funds / Monteagle Funds merger will not be completed; and the Board will consider other options that may be available. Additionally, please be advised that this Proposal is contingent upon the Monteagle Funds Trustees and Shareholders approval of the Plan of Reorganization.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

--------------------------------------------------------------------------------
                                  PROPOSAL TWO
           New Management Agreement with Nashville Capital Corporation
--------------------------------------------------------------------------------

--------------------
GOVERNMENT BOND FUND
--------------------

      The adviser will serve as investment adviser to a Fund pursuant to the proposed investment advisory agreement with the Trust. Under the proposed agreement, the adviser will furnish at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

      Shareholders of the Government Bond Fund are being asked to approve a new Management Agreement between the Trust and Nashville Capital Corporation ("NCC") regarding the Government Bond Fund because the Memorial Funds is attempting to merge with the Monteagle Funds to create a larger group of funds with more assets with greater economies of scale. In conjunction with the merger, the Memorial Funds will change the Adviser and adopt the Monteagle fee structure thereby changing the advisory contract which requires shareholders of the Government Bond Fund to approve a new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Government Bond Fund, and NCC. As a consequence, the Management Agreement is being submitted for your consideration.

      The new contract provides that NCC will provide investment advisory services to the Government Bond Fund. Additionally, NCC has contracted to perform all the administration and day-to-day operational activity on behalf of the Trust. The Adviser will now pay all the operating expenses of the Funds except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (d) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly; however, NCC has agreed to accept the obligation. The substance of the new Management Agreement between NCC and the Trust was unanimously approved by the Trust's Board at a meeting held on Monday January 30, 2006, pending shareholder approval. The form of the Management Agreement is attached as Exhibit A.

      If the Management Agreement is approved by the Government Bond Fund shareholders, it will remain in effect, unless earlier terminated, for an initial term of two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party (other than as Trustees of the Trust).

      Approval of the Management Agreement will permit the Government Bond Fund to employ an investment strategy under which Adviser will supervise the investments made by a sub-adviser, and determine, if necessary, the allocation of Fund assets among various sub-advisers for a Fund. At the Board meeting on January 30, 2006, NCC discussed its experience in investment management and plans for identifying a sub-adviser to directly manage the Government Bond Fund. NCC explained how it would utilize the services of an experienced and well qualified sub-adviser to help meet the investment objectives and needs of the investors in the Fund. The Board of Trustees believes that NCC will provide the Government Bond Fund the level of service expected from a qualified professional manager.

Other Provisions of Management Agreement

      The Management Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

      The Management Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust. The agreement will terminate immediately upon its assignment.

      Nashville Capital Corporation is and shall remain registered as an investment adviser with the United States Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940.

Discussion of the Management Agreement

      Under the terms of the Management Agreement, the Adviser has responsibility for the investment and reinvestment of the assets of the Funds. Adviser is authorized to place orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. Adviser will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting portfolio transactions for the Funds. Adviser will also furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Funds. At its own expense, Adviser may carry out any of its obligations under each agreement by employing, subject to the direction and control of the Board, one or more investment sub-advisers. Each sub-advisers' employment must be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. Adviser will be responsible for communicating performance targets and evaluations to the sub-advisers, supervising each sub-adviser's compliance with the Fund's investment objectives and policies, as well as authorizing the sub-advisers to engage in certain investment techniques for the Funds. Additionally, Adviser will recommend to the Board whether the agreements with sub-advisers should be renewed, modified or terminated. Adviser also may from time to time recommend that the Fund replace one or more or appoint additional sub-advisers, depending on Adviser's assessment of what combination of sub-advisers it believes will optimize each Fund's chances of achieving its investment objective. In the event that a sub-adviser ceased to provide investment advisory services for a Fund, the Adviser would recommend to the Board a similarly qualified person to replace the sub-adviser, but would not manage the Fund's portfolio.

      The terms of the Management Agreement are substantially identical to those of the current Advisory Agreement including the strategy that Adviser would supervise the investments made by the Fund's sub-adviser and will determine the allocation of Fund assets among the various sub-advisers, if necessary, for a Fund.

      The Management Agreement provides that the investment adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the agreements do not protect the investment adviser against any liability to the Trust to which the investment adviser would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.

      The Management Agreement is terminable with respect to a Fund without the payment of a penalty by the Board, by a vote of a majority of the voting securities (as defined by the 1940 Act) of the applicable Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and will terminate immediately upon its assignment. The terms of the Management Agreement obligates Adviser to manage the Funds in accordance with applicable laws and regulations. The provision of investment advisory services to the Funds is not exclusive under the terms of the agreements. The Adviser is free to and does render investment advisory services to others.

The Adviser will also be responsible to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds:

      (1) accounting services and functions, including costs and expenses of any independent public accountants;

      (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Fund(s) under federal, state and any other applicable laws and regulations;

      (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts);

      (4)   custodian and depository services and functions;

      (5)   distribution, marketing, and/or underwriting services;

      (6)   independent pricing services;

      (7) preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

      (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Advisers under the Investment Advisory Agreement between the Trust and Advisers, including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of Advisers;

      (9) Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

      (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

Management Agreement Fees and Expenses

      The current Adviser to the Government Bond Fund (Parkway Advisors, LP) receives only an advisory fee at an annual rate of 0.35% of the average daily net assets. For the year ended December 31, 2005, the dollar amount of the fees paid by the Trust to the current Adviser, the amount of fees waived by the current Adviser and the actual fee received by the current Adviser was $120,732, $95,167 and $25,565 respectively. NCC's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

NCC has agreed, for two years, to receive the following fees:

                                                            Proposed Advisory &
         Government Bond Fund      Current Advisory Fees    Administrative Fees
         -----------------------------------------------------------------------
         Up to $50 million                   0.350%                 0.965%
         Next $50 million                    0.350%                 0.845%
         Over $100 million                   0.350%                 0.775%

      The Memorial Funds, upon approval by the Shareholders, is shifting its fee structure from the traditional to a universal method - whereby NCC agrees to manage all the additional administrative/operational Trust services. NCC will receive additional compensation for performing these additional services. The following table illustrates what was actually paid under the old method versus what would have been paid last year if the new method had been used:

--------------------------------------------------------------------------------
Fund Expense Comparison
--------------------------------------------------------------------------------
                        Adviser Fee   Other         Amount Fund   Amount Fund
                        Paid in 2005  expenses      would have    would have
                                      Paid in 2005  paid          paid for other
                                                    Adviser in    expenses in
                                                    2005 under    2005 under new
                                                    new method    method
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Government Bond Fund      $120,732      $228,974      $332,874        $5,700
--------------------------------------------------------------------------------
        % Difference                                  175.71%       <97.51%>
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total paid under          Total paid             Amount            % Difference
   old method          under new method        Difference
--------------------------------------------------------------------------------
    $349,706               $338,574            < $11,132 >          < 3.18% >
--------------------------------------------------------------------------------

      The following is a comparison of the fees paid by Shareholders of the Government Bond Fund before the merger (as of 12/31/05) and after should the proposal be approved:

                         Comparison of Shareholder Fees

                             Maximum Sales       Maximum
                             Charge (Load)    Deferred Sales
                              Imposed on      Charge (Load)     Redemption Fee
                            Purchase (as a        (as a             (as a
                             percentage of    percentage of     percentage of
                            offering price)  net asset value)  net asset value)
--------------------------------------------------------------------------------
Memorial Government Bond         None              None              None
Fund

Pro Forma Expenses (1)           None              None              None

      (1) "Pro Forma Expenses" are the expenses that shareholders will pay if Proposal # 2 is approved and the Trustees and Shareholders of Monteagle Funds approve the Reorganization.

      The following is a comparison of the annual operating expenses paid by Shareholders of the Government Bond Fund before the merger (as of 12/31/05) and after should the proposal be approved:

                     Comparison of Annual Operating Expenses
                     (as a percentage of average net assets)

                                                                                     Total Fund
                                   Investment     Distribution                       Operating
Fund                             Advisory Fees    (12b-1) Fees    Other Expenses      Expenses       Fee Waiver      Net Expenses
------------------------------------------------------------------------------------------------------------------------------------
Memorial Government Bond Fund      0.35%              0.25%          0.69%             1.29%          (0.28)%          1.01%
Pro Forma Expenses (1)             0.965% (2)         None           0.01% (3)         0.975%          0.00%           0.975%

      (1) "Pro Forma Expenses" are the expenses that shareholders will pay if Proposal # 2 is approved and the Trustees and Shareholders of Monteagle Funds approve the Reorganization.

      (2) Nashville Capital pays all the operating expenses of the Fund other than brokerage fees and commissions, 12b-1 fees (if any), borrowing costs (such as interest and dividend expenses on securities sold short), non-interested trustee expenses, taxes and extraordinary expenses. Management fees include all investment advisory, custodial, administrative and other services.

      (3) Based on estimated amounts. Nashville Capital is not responsible for paying for the Fund's brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees or extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

--------------------------------------------------------------------------------
                                        1 year     3 years    5 years   10 years
--------------------------------------------------------------------------------
Memorial Government Bond Fund           $  130     $  406     $  702     $1,545
Pro Forma Example (1)                   $   99     $  311     $  539     $1,196

      (1) "Pro Forma Example" illustrates how much it would cost a shareholder to invest in the Memorial Government Bond Fund over the time periods shown and help shareholders compare the cost to that of investing in the Government Bond Fund if the Proposal is approved (and the Trustees and Shareholders of the Monteagle approve the reorganization).

      The Example above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Evaluation by the Board of Trustees

      On Monday, January 30, 2006, the Board met and discussed the proposed transaction and its possible effect on the Trust, the Funds and their shareholders and subsequently evaluated the agreement with the Adviser. Based upon its review, the Board concluded that the Management Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.

      In approving the Management Agreement, the Board considered, among other things, the capacities and resources of the Adviser to provide advisory services to the Government Bond Fund, the terms of the Management Agreement, all administrative services the Adviser will perform, the fees to be charged under the Management Agreement and the ability of the Adviser to monitor the performance of the Fund's sub-advisers. Additionally, the Board considered:

      1. Data bearing upon the nature, quality, and extent of services furnished by NCC concerning staffing, systems and facilities. The Board also assessed non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board determined that NCC was qualified and fully capable to provide the services necessary without materially affecting the performance of its duties in light of its other advisory business;

      2. Data bearing upon the costs of services to be provided and profits to be realized by NCC from the relationship with the Trust, data from independent reviews of compliance procedures, costs borne in providing advisory services to the Government Bond Fund, the profitability of NCC, other benefits from serving as the Fund's Adviser, and financial statements. The Board found that the applicable costs and profits are in line or lower that the those in the industry;

      3. Data bearing upon the fairness of fee arrangement concerning funds of similar size and funds of larger size, as well as other data concerning NCC. The advisory fee structures of the merging funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds. The Board determined that the overall fees and total expense ratios were lower than the average of like funds;

      4. The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. The Board determined that breakpoints would provide shareholders with a benefit of lower expenses at larger asset levels and that the merger would lower the expense ratio immediately and could provide additional price benefits in the future; and

      5. The performance of the Funds overseen by NCC had produced returns in line with the benchmark and satisfactory results in relation to other similar funds.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded; i) that the Management Agreement was in the best interests of the Government Bond Fund and its shareholders because the total operating expenses will be lower under the new agreement; ii) the services to be performed under the agreement were services required for the operation of the Funds; iii) the fees for the advisory and administrative services which Adviser would perform and other benefits from the relationship with the Trust are consistent with fees paid by similar funds; and iv) the fees are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

      The Trustees also considered the representations of NCC with respect to post reorganization staffing of the Adviser, plans for marketing Fund shares, and representations by the Adviser that the transaction will increase the amount of outstanding equity of the Adviser. The Trustees further considered (1) the Adviser's representation that it expects the transaction to serve to stabilize the Adviser's business and to provide capital for future growth, and (2) the Adviser's representation that it believes that the new structure will help it attract and retain additional well qualified personnel. The Trustees also weighed additional opportunities that could result from the transaction with Adviser, including additional consulting and marketing resources that NCC intends to make available and potential distribution channels which may be accessed. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the Management Agreement and voted to recommend its approval by the Funds' shareholders.

      If the shareholders of the Government Bond Fund do not approve the Management Agreement, the Memorial Funds / Monteagle Funds merger will not be completed; the Board will consider other options that may be available. Additionally, please be advised that this Proposal is contingent upon the Monteagle Funds Trustees and Shareholders approval of the Plan of Reorganization.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.

--------------------------------------------------------------------------------
                                 PROPOSAL THREE
              New Subadvisory Agreement with Howe and Rusling, Inc.
--------------------------------------------------------------------------------

--------------------
GOVERNMENT BOND FUND
--------------------

      The adviser serves as investment adviser to a Fund pursuant to an investment advisory agreement with the Trust. Under the proposed agreement, the Trust and the new adviser have agreed that a delegation of the day-to-day managing of the Government Bond Fund portfolio is in the Shareholders best interest.

      Shareholders of the Funds are being asked to approve a new Subadvisory Agreement between the Trust, Nashville Capital Corporation ("NCC") and Howe and Rusling, Inc. ("H&R") regarding the Government Bond Fund because the Memorial Funds is attempting to merge with the Monteagle Funds to create a larger group of funds with more assets with greater economies of scale. In conjunction with the merger, the Memorial Funds will change the subadviser thereby changing the subadvisory contract which requires shareholders of the Government Bond Fund to approve a new Subadvisory Agreement. The Trust seeks your approval of the new Subadvisory Agreement between the Trust, on behalf of the Funds, NCC and H&R. As a consequence, the Subadvisory Agreement is being submitted for your consideration.

      The new contract provides that the H&R will provide the day-to-day management of the Government Bond Fund's investment portfolio. NCC will pay the operating expenses of the Fund and subadvisor except brokerage, fees and commissions, taxes, borrowing costs (such as (a) interest and (d) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. The substance of the new Subadvisory Agreement between the Trust, NCC and H&R was unanimously approved by the Trust's Board at a meeting held on Monday January 30, 2006, pending shareholder approval. The form of the Subadvisory Agreement is attached as Exhibit B.

      If the Subadvisory Agreement is approved by the Government Bond Fund shareholders, it will remain in effect, unless earlier terminated, for an initial term of two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case (ii) by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party (other than as Trustees of the Trust).

      Approval of the Management Agreement will permit the Government Bond Fund to employ an investment strategy under which Adviser will supervise the investments made by a sub-adviser, and determine, if necessary, the allocation of Fund assets among various sub-advisers for the Fund. At the Board meeting on January 30, 2006, NCC discussed its experience in investment management and plans for identifying a subadviser to directly manage the Government Bond Fund. NCC explained how it would utilize the services of an experienced and well qualified subadviser to help meet the investment objectives and needs of the investors in the Fund. The Subadvisory Agreement is important to utilize the experience of H&R and implement the Fund strategies. The Board of Trustees believes that H&R will provide the Government Bond Fund the level of service expected from a qualified professional manager.

Other Provisions of Subadvisory Agreement

      The Subadvisory Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

      The Subadvisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust and Subadviser. The agreement will terminate immediately upon its assignment.

      H&R is and shall remain registered as an investment adviser with the United States Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940.

Discussion of the Subadvisory Agreement

      Under the terms of the Subadvisory Agreement, the Subadviser has responsibility for the investment and reinvestment of the assets of the Funds. Subadviser is authorized to place orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. Subadviser will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. Subadviser will also furnish to the Adviser and/or Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

      The Subadvisory Agreement is terminable with respect to the Fund without the payment of a penalty by the Board, by a vote of a majority of the voting securities (as defined by the 1940 Act) of the applicable Fund on 60 days' written notice to the investment adviser and subadviser, or by the investment adviser and/or subadviser on 60 days' written notice to the Trust, and will terminate immediately upon its assignment. The terms of the Subadvisory Agreement obligates Subadviser to manage the Funds in accordance with applicable laws and regulations. The provision of investment advisory services to the Funds is not exclusive under the terms of the agreements. The Adviser and Subadviser are free to and do render investment advisory services to others.

Subadvisory Agreement Fees and Expenses

      NCC, not the Shareholders, is responsible for paying for the Subadviser fees. The current Adviser to the Government Bond Fund receives only an advisory fee at an annual rate of 0.35% of the average daily net assets. For the year ended December 31, 2005, the dollar amount of the fees paid by the Trust to the current Adviser, the amount of fees waived by the current Adviser and the actual fee received by the current Adviser was $120,732, $95,167 and $25,565 respectively. H&R's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month.

      H&R has been the subadviser to the the Monteagle Fixed Income Fund and has agreed to keep its rates the same after the merger. H&R's fees are lower than the current Adviser's; however, the Memorial Government Bond Fund does not currently have a subadviser. H&R has agreed, for two years, to receive the following fees:

                   Government Bond Fund               Current Adviser Fees

                    Up to $25 million                        0.30%
                     Next $25 million                        0.25%
                     Over $50 million                        0.20%

Evaluation by the Board of Trustees

      On Monday, January 30, 2006, the Board met and discussed the proposed transaction and its possible effect on the Trust, the Funds and their shareholders and subsequently evaluated the agreement with the Adviser and Subadviser. Based upon its review, the Board concluded that the Subadvisory Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.

      In approving the Subadvisory Agreement, the Board considered, among other things, the capacities and resources of the Subadviser to provide advisory services to the Fund, the terms of the Subadvisory Agreement, the fees to be charged under the Subadvisory Agreement and the ability of the Adviser to monitor the performance of the Fund's Subadviser.

The Trustees also considered:

      1. Data bearing on the nature, quality and extent of services provided to the Monteagle Fixed Income Fund and services to be furnished by H&R to the Government Bond Fund, data concerning H&R's portfolio managers, staffing, systems, and facilities. The Board also assessed H&R's non-trust business to see if there are any initiatives that would dilute service to the Trust. The Board determined that the Subadviser had sufficient staff and resources to continue to provide the quality services it is providing to the Monteagle Fixed Income Fund. Additionally, the Subadviser's other business will not interfere with managing the Fund's portfolio;

      2. Data bearing upon the costs of services to be provided and profits to be realized by H&R from the relationship with the Trust, comparative data, data concerning soft-dollar arrangements, costs borne by providing sub-advisory services to the Fund and the profitability of H&R, and other benefits to H&R from serving as the Fund's sub-adviser. The Board determined that the Subadviser's fees are similar to the average paid for similar fund characteristics and size. H&R will be providing more research capability; and

      3. Data bearing upon the fairness of fee arrangements concerning funds of similar size and funds of larger size, as well as data concerning H&R's other clients. The Board determined that the fee arrangement was fair in light of other similarly managed funds.

      4. Data regarding performance. The Board determined that the performance provided a reasonable rate of return for the strict strategy employed. Returns were above the average of funds in the same category.

      Based on these considerations, among others, the Board, including all the Independent Trustees, concluded that the establishment of the Subadvisory Agreement was in the best interests of the Fund and its shareholders; that the services to be performed under the agreement were services required for the operation of the Fund; H&R had provided satisfactory advisory services to the Monteagle Fixed Income Fund in the past, and the fees for the advisory services which H&R would perform and other benefits from the relationship with the Trust are consistent with the fees paid by similar funds, are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

      Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the Subadvisory Agreement and voted to recommend its approval by the Fund's shareholders.

      If the shareholders of the Government Bond Fund do not approve the Subadvisory Agreement, the Memorial Funds / Monteagle Funds merger will not be completed; and NCC and the Board will consider other options that may be available. Additionally, please be advised that this Proposal is contingent upon the Monteagle Funds Trustees and Shareholders approval of the Plan of Reorganization.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL THREE.

--------------------------------------------------------------------------------
                                  PROPOSAL FOUR
               New Management Agreement with Parkway Advisors, LP
--------------------------------------------------------------------------------

------------------
VALUE EQUITY FUND
GROWTH EQUITY FUND
------------------

      The adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. Under the proposed agreement, the adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing a Fund's investments and effecting portfolio transactions for a Fund.

      Shareholders of the Funds are being asked to approve a new Management Agreement between the Trust and Parkway Advisors, LP ("PALP") because the Memorial Funds is attempting to merge with the Monteagle Funds to create a larger group of funds with more assets. In conjunction with the merger, the Memorial Funds will adopt the Monteagle fee structure thereby changing the advisory contract which requires shareholders of each Fund to approve a new Management Agreement. The Trust seeks your approval of the new Management Agreement between the Trust, on behalf of the Funds, and PALP as it relates to the Value Equity and Growth Equity Funds. As a consequence, the Management Agreement is being submitted for your consideration.

      The new contract establishes that PALP will continue to provide investment advisory services to the Value Equity and Growth Equity Funds. Additionally, the Adviser has contracted to perform all the related administration and day-to-day operational activity on behalf of the Trust. The Adviser will now pay all the operating expenses of the Funds except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (d) dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly; however, the Adviser has agreed to accept the obligation. The substance of the new Management Agreement between the Adviser and the Trust was unanimously approved by the Trust's Board at a meeting held on Monday January 30, 2006, pending shareholder approval. The form of the Management Agreement is attached as Exhibit A.

      If the Management Agreement is approved by each Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case
(ii) by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party (other than as Trustees of the Trust).

      Approval of the Management Agreement will permit the Funds to continue to employ an investment strategy under which Adviser will directly manage the Value Equity Fund and monitor the subadviser to the Growth Equity Fund. At the Board meeting on January 30, 2006, PALP discussed its experience in investment management, plans for expanding PALP's staff, and qualifications for management of the Funds. PALP explained how the investment experience of its personnel would be used to help meet the investment objectives and needs of the investors in the Funds. The Board of Trustees believes that PALP will continue to provide the Funds the level of services expected from a qualified professional money manager.

Other Provisions of Management Agreement

      The Management Agreement must be approved at least annually by the Board or by vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreement or interested persons of any such party.

      The Management Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice to the Adviser when authorized either by vote of a majority of the Fund's shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days' written notice to the Trust. The agreement will terminate immediately upon its assignment.

      PALP continues to be registered as an investment adviser with the United States Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940.

Discussion of the Management Agreement

      Under the terms of the Management Agreement, PALP has responsibility for the investment and reinvestment of the assets of the Funds. PALP is authorized to place orders for the purchase and sale of the Funds' investments directly with brokers and dealers selected by it in its discretion. Commissions paid to brokers or dealers may be determined by research and trading services provided along with the best execution available for the client. Commissions may also be used to pay for third-party research services through "soft dollar" arrangements. Such services may include research on proxy issues, economic and business cycle research and industry/company specific reports. PALP will furnish at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting portfolio transactions for the Funds. PALP will also furnish to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Funds. At its own expense, PALP may carry out any of its obligations under each agreement by employing, subject to the direction and control of the Board, one or more investment sub-advisers. Each sub-advisers' employment must be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. PALP will be responsible for communicating performance targets and evaluations to the sub-advisers (if designated), supervising each sub-adviser's compliance with the Fund's investment objectives and policies, as well as authorizing the sub-advisers to engage in certain investment techniques for the Funds. Additionally, PALP will recommend to the Board whether the agreements with sub-advisers should be renewed, modified or terminated. PALP also may from time to time recommend that the Fund replace one or more or appoint additional sub-advisers, depending on Adviser's assessment of what combination of sub-advisers it believes will optimize each Fund's chances of achieving its investment objective. In the event that a sub-adviser ceased to provide investment advisory services for a Fund, the PALP would recommend to the Board a similarly qualified person to replace the sub-adviser, but would not manage the Fund's portfolio.

      The terms of the Management Agreement are similar to those of the current Advisory Agreement including the strategy that Adviser follows and the option to determine the allocation of Fund assets among the various sub-advisers, if designated, for the Funds.

      The Management Agreement provides that the investment adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that the agreements do not protect the investment adviser against any liability to the Trust to which the investment adviser would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements.

      The Management Agreement is terminable with respect to a Fund without the payment of a penalty by the Board, by a vote of a majority of the voting securities (as defined by the 1940 Act) of the applicable Fund on 60 days' written notice to the investment adviser, or by the investment adviser on 60 days' written notice to the Trust, and will terminate immediately upon its assignment. The terms of the Management Agreement obligates PALP to manage the Funds in accordance with applicable laws and regulations. The provision of investment advisory services to the Funds is not exclusive under the terms of the agreements. The Adviser is free to and does render investment advisory services to others.

The Adviser will also be responsible to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Funds in the manner and to the extent that such services are reasonably necessary for the operation of the Funds:

      (1) accounting services and functions, including costs and expenses of any independent public accountants;

      (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Fund(s) under federal, state and any other applicable laws and regulations;

      (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts);

      (4)   custodian and depository services and functions;

      (5)   distribution, marketing, and/or underwriting services;

      (6)   independent pricing services;

      (7) preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

      (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Advisers under the Investment Advisory Agreement between the Trust and Advisers, including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of Advisers;

      (9) Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, except the compensation and reimbursable expenses of the Trustees of the Trust; and

      (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

Management Agreement Fees and Expenses

PALP has served as investment adviser to the Value Equity Fund since October, 2002. It currently receives an advisory fee at an annual rate of 0.50% of the average daily net assets of the Value Equity Fund. For the year ended December 31, 2005, the dollar amount of the fees paid by the Trust to PALP, the amount of fees waived by PALP and the actual fee received by PALP were: $47,136, $35,060 and $12,076 respectively. The Adviser's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. PALP has agreed, for two years, to receive the following fees:

                                                            Proposed Advisory
                                                            & Administrative
      Value Equity Fund            Current Advisory Fees          Fees

      Up to $25 million                    0.50%                 1.200%
      Next $25 million                     0.50%                 1.115%
      Next $50 million                     0.50%                 0.975%
      Over $100 million                    0.50%                 0.875%

                                                            Proposed Advisory
                                                            & Administrative
      GrowthEquity Fund            Current Advisory Fees          Fees

      Up to $25 million                    0.50%                 1.200%
      Next $25 million                     0.50%                 1.115%
      Next $50 million                     0.50%                 0.975%
      Over $100 million                    0.50%                 0.875%

      The Memorial Funds, upon approval by the Shareholders, is shifting its fee structure from the traditional to a universal method - whereby the Adviser agrees to manage all the additional administrative/operational Trust services. The Adviser will receive additional compensation for performing these additional services.

--------------------------------------------------------------------------------
Fund Expense Comparison
--------------------------------------------------------------------------------
                          Adviser Fee   Other         Amount Fund   Amount Fund
                          Paid in 2005  expenses      would have    would have
                                        Paid in 2005  paid          paid for
                                                      Adviser in    other
                                                      2005 under    expenses in
                                                      new method    2005 under
                                                                    new method
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Equity Fund           $47,136       $71,674       $113,119       $5,700
--------------------------------------------------------------------------------
Growth Equity Fund          $82,349       $125,447      $197,633       $5,700
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total                       $129,485      $197,121      $310,752       $11,400
--------------------------------------------------------------------------------
        % Difference                                    139.99%      < 94.22% >
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total paid under          Total paid              Amount          % Difference
   old method          under new method         Difference
--------------------------------------------------------------------------------
    $326,606               $322,152             < $4,454 >          < 1.36% >
--------------------------------------------------------------------------------

      The following is a comparison of the fees paid by Shareholders of the Value Equity and Growth Equity Funds before the merger (as of 12/31/05) and after should the proposal be approved:

                         Comparison of Shareholder Fees

                             Maximum Sales        Maximum
                             Charge (Load)     Deferred Sales
                               Imposed on      Charge (Load)     Redemption Fee
                             Purchase (as a        (as a             (as a
                             percentage of     percentage of     percentage of
Funds                       offering price)   net asset value)  net asset value)
--------------------------------------------------------------------------------
Value Equity Fund                 None              None              None

Growth Equity Fund                None              None              None

Pro Forma Expenses (1)            None              None              None

      (1) "Pro Forma Expenses" are the expenses that the Value Equity Fund and Growth Equity Fund Shareholders will pay if Proposal # 4 is approved (and the Trustees and Shareholders of Monteagle Funds approve the Reorganization).

      The following is a comparison of the annual operating expenses paid by Shareholders of the Government Bond Fund before the merger (as of 12/31/05) and after should the proposal be approved:

                     Comparison of Annual Operating Expenses
                     (as a percentage of average net assets)

Value Equity Fund

                                                                        Total Fund
                            Investment     Distribution      Other       Operating    Fee            Net
                           Advisory Fees   (12b-1) Fees    Expenses      Expenses      Waiver     Expenses
----------------------------------------------------------------------------------------------------------
Value Equity Fund            0.50%             0.25%       0.91%           1.66%       (0.40)%      1.26%
Pro Forma Expenses (1)       1.20% (2)         None        0.01% (3)       1.21%        0.00%       1.21%

Growth Equity Fund

                                                                        Total Fund
                            Investment     Distribution      Other       Operating    Fee            Net
                           Advisory Fees   (12b-1) Fees    Expenses      Expenses      Waiver     Expenses
----------------------------------------------------------------------------------------------------------
Growth Equity Fund           0.50%             0.25%       0.79%           1.54%       (0.28)%      1.26%
Pro Forma Expenses (1)       1.20% (2)         None        0.01% (3)       1.21%        0.00%       1.21%

      (1) "Pro Forma Expenses" are the expenses that shareholders will pay if Proposal # 2 is approved (and the Trustees and Shareholders of Monteagle Funds approve the Reorganization).

      (2) Parkway Advisors pays all the operating expenses of the Fund other than brokerage fees and commissions, 12b-1 fees (if any), borrowing costs (such as interest and dividend expenses on securities sold short), non-interested trustee expenses, taxes and extraordinary expenses. Management fees include all investment advisory, custodial, administrative and other services.

      (3) Based on estimated amounts. Parkway Advisors is not responsible for paying for the Fund's brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees or extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

Value Equity Fund
--------------------------------------------------------------------------------
                            1 year       3 years         5 years        10 years
--------------------------------------------------------------------------------
Value Equity Fund            $169          $523            $900          $1,965

Pro Forma Example (1)        $123          $384            $665          $1,466

  Growth Equity Fund
--------------------------------------------------------------------------------
                            1 year       3 years         5 years        10 years
--------------------------------------------------------------------------------
Growth Equity Fund           $157          $486            $839          $1,835

Pro Forma Example (2)        $123          $384            $665          $1,466

      (1) "Pro Forma Example" illustrates how much it would cost a shareholder to invest in the Value Equity Fund over the time periods shown and help shareholders compare the cost to that of investing in the Value Equity Fund if the Proposal is approved (and the Trustees and Shareholders of the Monteagle approve the reorganization).

      (2) "Pro Forma Example" illustrates how much it would cost a shareholder to invest in the Growth Equity Fund over the time periods shown and help shareholders compare the cost to that of investing in the Growth Equity Fund if the Proposal is approved (and the Trustees and Shareholders of the Monteagle approve the reorganization).

      The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Evaluation by the Board of Trustees

      On Monday, January 30, 2006, the Board met and discussed the proposed transaction and its possible effect on the Trust, the Funds and their shareholders and subsequently evaluated the agreement with the Adviser. Based upon its review, the Board concluded that the Management Agreement is reasonable, fair and in the best interests of the Funds and their shareholders.

      In approving the Management Agreement, the Board considered, among other things, the capacities and resources of the Adviser to provide advisory services to the Funds, the terms of the Management Agreement, all administrative services the Adviser will perform, the fees to be charged under the Management Agreement and the ability of the Adviser to monitor the performance of the Fund's sub-advisers. Additionally, the Board considered:

      1. Data bearing upon the nature, quality, and extent of services furnished by PALP concerning staffing, systems and facilities. The Board also assessed non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board determined that PALP has made significant expenditures and increased its staff and technology to further enhance the quality work performed. Additionally, PALP's other business still does not interfere with its service to the Trust.;

      2. Data bearing upon the costs of services to be provided and profits to be realized by PALP from the relationship with the Trust, comparative data, data from independent reviews of compliance procedures, costs borne in providing advisory services to the Value Equity and Growth Equity Funds, the profitability of PALP, other benefits from serving as the Fund's Adviser, and financial statements. The Board determined that the costs of services and profitability of PALP are in line with industry norms and provide no unfair burden on the Shareholders;

      3. Data bearing upon the fairness of fee arrangement from an independent consultant concerning funds of similar size and funds of larger size, as well as other data concerning PALP. The advisory fee structures of the merging funds were considered in comparison with advisory fees and expense ratios of other similarly-managed funds as set forth in the comparative data. The Board determined that the level of investment advisory fees paid by both equity funds is below the median of comparable advisory fees. Further, the expense ration of the equity funds are lower than the average;

      4. The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund's fees reflect these economies of scale for the benefit of Fund shareholders. It was determined by the Board that Shareholders could realize a benefit by growth in assets with a breakpoint fee schedule; and

      5. The performance of the Value Fund overseen by PALP had produced returns in line with the benchmark and acceptable results in relation to other similar funds. The PALP continues to monitor the Subadviser for the Growth Equity Fund which is currently providing a return with less risk compared to funds subject to similar objectives and restrictions.

Based on these considerations, among others, the Board, including all of the Independent Trustees, concluded; i) that the Management Agreement was in the best interests of the Value Equity and Growth Equity Funds and their shareholders because the total operating expense is lower; ii) the services to be performed under the agreement were services required for the operation of the Funds; iii) the fees for the advisory and administrative services which Adviser would perform and other benefits from the relationship with the Trust are consistent with fees paid by similar funds; and iv) the fees are reasonable in light of the comparative data and would be within the range of what would have been negotiated at arm's length in light of the circumstances.

      The Trustees also considered the representations of PALP with respect to post reorganization staffing of the Adviser, plans for marketing Fund shares, and representations by the Adviser that the transaction may potentially increase the amount of outstanding equity of the Adviser. The Trustees further considered
(1) the Adviser's representation that it expects the transaction to serve to stabilize the Adviser's business and to provide capital for future growth, and
(2) the Adviser's representation that it believes that the new structure will help it attract and retain additional well qualified personnel. The Trustees also weighed additional opportunities that could result from the transaction with Adviser, including additional consulting and marketing resources that PALP intends to make available and potential distribution channels which may be accessed. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board unanimously approved the Management Agreement and voted to recommend its approval by the Funds' shareholders.

      If the shareholders of the Value Equity and Growth Equity Funds do not approve the Management Agreement, the Memorial Funds / Monteagle Funds merger will not be completed; and PALP and the Board will consider other options that may be available. Additionally, please be advised that this Proposal is contingent upon the Monteagle Funds Trustees and Shareholders approval of the Plan of Reorganization.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FOUR.

--------------------------------------------------------------------------------
                                  PROPOSAL FIVE
                                 Other Business
--------------------------------------------------------------------------------

--------------------
GOVERNMENT BOND FUND
GROWTH EQUITY FUND
VALUE EQUITY FUND
--------------------

      The Board does not intend to bring any matters before the Meeting other than Proposals 1-5 and knows of no other business that will be presented at the Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

      In the event sufficient votes in favor of one or more Proposals set forth in the Meeting of shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such Proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. A vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL FIVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

                               Trust's Name Change

In connection with the proposed merger between Memorial Funds and Monteagle Funds, the Trustees have approved a name change to "Monteagle Funds." Therefore, subject to the completion of the merger, the Trust will have the following Funds and name changes:

--------------------------------------------------------------------------------
                   PRE-MERGER NAME                       POST-MERGER NAME
--------------------------------------------------------------------------------
Memorial Government Bond Fund  /        Monteagle Fixed Income Fund
Monteagle Fixed Income Fund
--------------------------------------------------------------------------------
Memorial Value Equity Fund              Monteagle Select Value Fund
--------------------------------------------------------------------------------
Memorial Growth Equity Fund             Monteagle Quality Growth Fund
--------------------------------------------------------------------------------
Monteagle Value Fund                    Monteagle Value Fund (new)
--------------------------------------------------------------------------------
Monteagle Large-Cap Growth Fund         Monteagle Large-Cap Growth Fund (new)
--------------------------------------------------------------------------------

                          Distributor and Administrator

      Citco Mutual Fund Services, Inc. ("Citco") provides administration, fund accounting, transfer agency and dividend disbursing agency services to the Fund.

      Citco Mutual Fund Distributors, Inc., a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of the Fund's shares. The distributor acts as the agent of Memorial Funds in connection with the offering of shares of the Fund.

                             No Affiliated Brokerage

      Neither NCC, PALP nor the sub-adviser for the Funds effect brokerage transactions through affiliates of NCC, PALP, the sub-advisers or the Funds (or affiliates of such persons).

                       Submission of Shareholder Proposals

      It is anticipated that, following the Meeting, the Funds will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, Paul B. Ordonio, in care of Citco Mutual Fund Services, Inc. (the Funds' administrator) at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

/s/ Carl C. Peterson

Carl C. Peterson
President and Chairman of the Board
of the Trustees

                                    EXHIBIT A

                                 MONTEAGLE FUNDS
                              MANAGEMENT AGREEMENT

      AGREEMENT made as of the 1st day of July, 2006, by and between Monteagle Funds, formerly Memorial Funds (the "Trust"), a Delaware business trust with their principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606; Parkway Advisors, L.P. ("Parkway"), a Texas Partnership, with their principal office and place of business at 6550 Director's Parkway, Abilene, Texas 79608; and Nashville Capital Corporation ("Nashville"), a Tennessee corporation, with their principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203 - collectively Parkway and Nashville shall be referred to herein as the "Advisers").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and may issue their shares of beneficial interest, no par value (the "Shares"), in separate series; and

      WHEREAS, the Advisers are authorized to act as an investment advisers under the Investment Advisers Act of 1940, and engage in the business of asset management and the provision of certain other administrative and recordkeeping services in connection therewith; and

      WHEREAS, the Trust desires that the Advisers perform investment advisory services for each series of the Trust listed in Appendix A hereto (each, a "Fund" and collectively, the "Funds"), and the Advisers are willing to provide those services on the terms and conditions set forth in this Agreement; and

      WHEREAS, the Trust wishes to engage Advisers, to provide, or arrange for the provision of, certain operational services which are necessary for the day-to-day operations of the Funds set forth in Appendix A attached to this Agreement, as amended from time to time by agreement of the parties, in the manner and on the terms and conditions hereinafter set forth, and Advisers wishes to accept such engagement; and

      WHEREAS, the Trust and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Trusts;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Advisers hereby agree as follows:

SECTION 1. Appointment; Delivery of Documents

      (a) The Trust hereby employs Advisers, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each respective Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Advisers accept their employment and agrees to render their services for the compensation set forth herein.

      (b) In connection therewith, the Trust has delivered to the Advisers copies of: (i) the Trust's Trust Instrument (as amended from time to time, "Organic Documents"); (ii) the Trust's Registration Statement and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"); (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"); (iv) each plan of distribution or similar document (if any) adopted by the Trust under Rule 12b-1 under the 1940 Act ("Plan") and each current shareholder service plan or similar document (if any) adopted by the Trust ("Service Plan"); and (v) all procedures adopted by the Trust with respect to the Funds (e.g., repurchase agreement procedures), and shall promptly furnish the Advisers with all amendments of or supplements to the foregoing. The Trust shall deliver to the Advisers: (x) a copy of the resolution of the Board of Trustees of the Trust (the "Board") appointing the Advisers and authorizing the execution and delivery of this Agreement; (y) a copy of all proxy statements and related materials relating to the Funds; and (z) any other documents, materials or information that the Advisers shall reasonably request to enable them to perform their duties pursuant to this Agreement.

      (c) The Advisers have each delivered to the Trust (i) a copy of their Form ADV as most recently filed with the SEC and (ii) a copy of their code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Advisers shall promptly furnish the Trust with all amendments of or supplements to the foregoing at least annually.

SECTION 2. Duties of the Trust

      (a) The Trust will pay to Advisers on the last day of each month a fee at an annual rate outlined in Appendix A subject to this Agreement, such fee to be computed daily based upon the net asset value of the Fund(s) as determined by a valuation made in accordance with the Trust's procedure for calculating Fund net asset value as described in the Trust's Prospectus and/or Statement of Additional Information. During any period when the determination of a Portfolio's net asset value is suspended by the Trustees of the Trust, the net asset value of a share of the Fund(s) as of the last business day prior to such suspension shall, for the purpose of this Paragraph 2(a), be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

      (b) The Trust will, from time to time, furnish or otherwise make available to Advisers such information relating to the business and affairs of the Fund(s) as Advisers may reasonably require in order to discharge its duties and obligations hereunder. Additionally, the Trust shall cause all service providers to the Trust to furnish information to the Advisers, and assist the Advisers as may be required.

SECTION 3. Duties of the Advisers

      (a) The Advisers shall make all decisions with respect to the allocation of a Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. The Advisers will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund respectively. To carry out such decisions, the Advisers are hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Advisers are authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      Consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended, the Advisers may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Advisers may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Advisers or their affiliates. Whenever the Advisers simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Advisers, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (b) The Advisers will report to the Board at each meeting thereof as requested by the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds, Subadvisers and the Advisers, and on their own initiative, will furnish the Board from time to time with such information as the Advisers may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Advisers will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Advisers may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Advisers will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

      (c) The Advisers will from time to time employ or associate with such persons as the Advisers believes to be particularly fitted to assist in the execution of the Advisers' duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be incurred on the Trust's behalf in any such respect.

      (d) The Advisers will report to the Board all material matters. On an annual basis, the Advisers shall report on their compliance with their Code to the Board and upon the written request of the Trust, the Advisers shall permit the Trust, or their representatives to examine the reports required to be made to the Advisers under the Code. The Advisers will notify the Trust of any change of control of the Advisers and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Advisers, in each case prior to or promptly after such change.

      (e) The Advisers will maintain records relating to their portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Advisers shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Advisers pursuant to this Agreement required to be prepared and maintained by the Advisers or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Advisers shall be the property of the Trust. The Trust, or their representatives, shall have access to such books and records at all times during the Advisers' normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Advisers to the Trust or their representatives.

      (f) The Advisers will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (g) The Advisers will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Advisers are responsible for assisting in the fair valuation of all Fund assets and will use their reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Advisers for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

      (h) The Advisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

      (i) The Advisers shall have no duties or obligations pursuant to this Agreement (other than the continuation of their preexisting duties and obligations) during any period in which the Fund invests all (or substantially all) of their investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

      (j) The Trust hereby retains Advisers to provide, or, upon receipt of written approval of the Trust arrange for other companies to provide, the following services to the Fund(s) in the manner and to the extent that such services are reasonably necessary for the operation of the Funds(s) (collectively, the "Services"):

            (1) accounting services and functions, including costs and expenses of any independent public accountants;

            (2) non-litigation related legal and compliance services, including the expenses of maintaining registration and qualification of the Trust and the Fund(s) under federal, state and any other applicable laws and regulations;

            (3) dividend disbursing agent, dividend reinvestment agent, transfer agent, and registrar services and functions (including answering inquiries related to shareholder Portfolio accounts);

            (4) custodian and depository services and functions;

            (5) distribution, marketing, and/or underwriting services;

            (6) independent pricing services;

            (7) preparation of reports describing the operations of the Fund(s), including the costs of providing such reports to broker-dealers, financial institutions and other organizations which render services and assistance in connection with the distribution of shares of the Fund(s);

            (8) sub-accounting and recordkeeping services and functions (other than those books and records required to be maintained by Advisers under the Investment Advisory Agreement between the Trust and Advisers, including maintenance of shareholder records and shareholder information concerning the status of their Fund(s) accounts by investment advisers, subadvisers, broker-dealers, financial institutions, and other organizations on behalf of Advisers;

            (9) Shareholder and Board of Trustee communication services, including the costs of preparing, printing and distributing notices of shareholders' meetings, proxy statements, prospectuses, statements of additional information, Fund reports, and other communications to the Trust's Fund shareholders, as well as all expenses of shareholders' and Board of Trustee' meetings, including the compensation and reimbursable expenses of the Trustees of the Trust;

            (10) other day-to-day administrative services, including the costs of designing, printing, and issuing certificates representing shares of the Fund(s), and premiums for insurance coverage including the fidelity bond maintained by the Trust pursuant to Section 17(g) of the Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insureds thereunder).

      (k) Notwithstanding the provisions of Paragraph 3(j) above, the Services shall not include and Advisers will not be responsible for any of the following:

            (1) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or the Fund(s) in connection with securities transactions to which the Trust or the Fund(s) is a party or in connection with securities owned by the Trust or the Fund(s);

            (2) the interest on indebtedness, if any, incurred by the Trust or the Fund(s);

            (3) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or the Fund(s) to federal, state, county, city, or other governmental agents;

            (4) the expenses, including fees and disbursements of counsel, in connection with litigation by or against the Trust or the Fund(s); and

            (5) any other extraordinary expense of the Trust or Fund(s).

      (l) Advisers assume and shall pay for maintaining the staff, personnel, space, equipment and facilities necessary to perform its obligations under this Agreement.

SECTION 4. Compensation; Expenses

      (a) In consideration of the foregoing, the Trust shall pay the Advisers, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Trust shall pay to the Advisers such compensation as shall be payable prior to the effective date of termination.

      (b) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of their investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act; and

      (c) The Trust shall be responsible for and assumes the obligation for payment of: (i) advisory fees payable under this Agreement; (ii) costs of membership in trade associations; (iii) any expenses recouped by the Advisers;
(iv) SEC registration fees and related expenses; and (v) any extraordinary Trust expenses.

      (d) The Advisers shall jointly and separately be responsible for and assumes the obligation for payment of all of the Trust's expenses, including:
(i) the fees payable to each administrator under an agreement between the administrator and the Trust; (ii) expenses of issue, repurchase and redemption of Shares; (iii) premiums of insurance for the Trust, the Trustees and officers and fidelity bond premiums; (iv) fees and expenses of third parties, including the Trust's independent accountant, custodian, transfer agent, dividend disbursing agent and fund accountant (unless extraordinary); (v) fees of pricing, interest, dividend, credit and other reporting services; (vi) telecommunications expenses; (vii) funds transmission expenses; (viii) auditing, legal and compliance expenses (unless extraordinary); (ix) costs of forming the Trust and maintaining its existence; (x) costs of preparing, filing and printing the Trust's Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xi) expenses of meetings of shareholders and proxy solicitations; (xii) costs of reproduction, stationery, supplies and postage;
(xiii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xiv) costs of Board, Board committee, and other corporate meetings;
(xv) state, territory or foreign securities laws registration fees and related expenses; and (xvi) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar manners.

SECTION 5. Standard of Care

      (a) The Trust shall expect of both Advisers, and the Advisers will give the Trust the benefit of, the Advisers' best judgment and efforts in rendering their services to the Trust. The Advisers shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Advisers against any liability to the Trust or to the Trust's security holders to which the Advisers would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisers' duties hereunder, or by reason of the Advisers' reckless disregard of their obligations and duties hereunder.

      (b) The Advisers shall not be responsible or liable for any failure or delay in performance of their obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond their reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Advisers' employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6. Effectiveness, Duration and Termination

      (a) This Agreement shall become effective with respect to a Fund immediately upon approval by a majority of the outstanding voting securities of that Fund or approval by at least a majority of all independent Trustees.

      (b) This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of their effectiveness and shall continue in effect for successive annual periods with respect to the Fund; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Advisers may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to the Advisers or (ii) by the Advisers on sixty (60) days' written notice to the Trust. This Agreement shall terminate immediately upon its assignment.

SECTION 7. Activities of the Advisers

      Except to the extent necessary to perform their obligations hereunder, nothing herein shall be deemed to limit or restrict the Advisers' right, or the right of any of the Advisers' officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

SECTION 8. Representations of Advisers

      The Advisers collectively and separately represent and warrant to the Trust that:

      (a) It is either registered as an Investment Adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act;

      (b) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;

      (c) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and

      (d) It will promptly notify the Trust of the occurrence of any event that would disqualify the Advisers from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

SECTION 9. Subadvisers

      At their own expense, the Advisers may carry out any of their obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder ("Subadvisers"). Each Subadvisers' employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund. The Advisers shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadvisers and except with respect to matters as to which the Advisers assumes responsibility in writing.

SECTION 10. Limitation of Shareholder and Trustee Liability

      The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Advisers agree that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund(s) to which the Advisers' rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

SECTION 11. Miscellaneous

      (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

      (c) No party to this Agreement shall be liable to any other party for consequential damages under any provision of this Agreement.

      (d) This Agreement shall be governed by, and the provisions of this Agreement shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

      (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

      (f) This Agreement may be executed by the parties hereto in any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be construed as if drafted jointly by the Advisers and Trust and no presumptions shall arise favoring any party by virtue of authorship of any provision of this Agreement.

      (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

      (k) No affiliated person, employee, agent, director, officer or manager of either Adviser shall be liable at law or in equity for the Advisers' obligations under this Agreement.

      (l) The terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person," "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

      (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

TRUST                                       ADVISERS

MONTEAGLE FUNDS                             PARKWAY ADVISORS, L.P.

By:                                         By:
     -----------------------------------        ---------------------------
     Mike Kinard, Independent Trustee           Carl C. Peterson, President

By:
     -----------------------------------
     Larry Anderson, Independent Trustee    NASHVILLE CAPITAL CORPORATION

By:
     -----------------------------------
     Brian Green, Independent Trustee
                                            By:
                                                ---------------------------
                                                Larry Catlett, President

                                 MONTEAGLE FUNDS
                              MANAGEMENT AGREEMENT

                                   APPENDIX A

--------------------------------------------------------------------------------
                                            Annual Fee rate as a % of the Funds
       Adviser               Fund          of the Trust - Net Assets of the Fund
--------------------------------------------------------------------------------
                                                 First $25 Million    1.20 %
Parkway Advisors, LP                              Next $25 Million    1.15 %
                        Select Value Fund         Next $50 Million    .975 %
                                                 Over $100 Million    .875 %
--------------------------------------------------------------------------------
                                                 First $25 Million    1.20 %
Parkway Advisors, LP                              Next $25 Million    1.15 %
                       Quality Growth Fund        Next $50 Million    .975 %
                                                 Over $100 Million    .875 %
--------------------------------------------------------------------------------
                                                 First $25 Million    1.20 %
  Nashville Capital                               Next $25 Million    1.15 %
     Corporation      Large-Cap Growth Fund       Next $50 Million    .975 %
                                                 Over $100 Million    .875 %
--------------------------------------------------------------------------------
                                                 First $25 Million    1.20 %
  Nashville Capital                               Next $25 Million    1.15 %
     Corporation           Value Fund             Next $50 Million    .975 %
                                                 Over $100 Million    .875 %
--------------------------------------------------------------------------------
                                                 First $25 Million    .965 %
  Nashville Capital                               Next $25 Million    .965 %
     Corporation        Fixed Income Fund         Next $50 Million    .845 %
                                                 Over $100 Million    .775 %
--------------------------------------------------------------------------------

TRUST                                       ADVISERS

MONTEAGLE FUNDS                             PARKWAY ADVISORS, L.P.

By:                                         By:
     -----------------------------------         -------------------------------
     Mike Kinard, Independent Trustee            Carl C. Peterson, President

By:
     -----------------------------------
     Larry Anderson, Independent Trustee    NASHVILLE CAPITAL CORPORATION
By:
     -----------------------------------
     Brian Green, Independent Trustee
                                            By:
                                                 -------------------------------
                                                 Larry Catlett, President

                                    EXHIBIT B

                                 MONTEAGLE FUNDS
                              SUBADVISORY AGREEMENT

      AGREEMENT made as of the 1st day of July, 2006, by and among Monteagle Funds, a Delaware business trust, with its principal office and place of business at 6550 Directors Parkway, Abilene, Texas 79606, (the "Trust"); Nashville Capital Corporation, a Tennessee corporation, with its principal office and place of business at 209 Tenth Avenue South, Suite 332, Nashville, Tennessee 37203 (the "Adviser"); and Howe and Rusling, Inc., a Delaware organization, with its principal office and place of business at 120 East Avenue, Rochester, New York 14604 (the "Subadviser").

      WHEREAS, Adviser has entered into an Investment Advisory Agreement dated the 1st day of July, 2006 ("Advisory Agreement") with the Trust;

      WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the "Shares"), in separate series;

      WHEREAS, pursuant to the Advisory Agreement, and subject to the direction and control of the Board of Trustees of the Trust (the "Board"), the Adviser acts as investment adviser for each series of the Trust listed on Appendix A hereto (each, a "Fund" and, collectively, the "Funds");

      WHEREAS, the Trust and Adviser desire to retain the Subadviser to perform investment advisory services for the Fund and Subadviser is willing to provide those services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust, the Adviser and the Subadviser hereby agree as follows:

      SECTION 1. APPOINTMENT; DELIVERY OF DOCUMENTS

      (a) The Trust and the Adviser hereby employ Subadviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in each Fund and, without limiting the generality of the foregoing, to provide other services as specified herein. The Subadviser accepts this employment and agrees to render its services for the compensation set forth herein.

      (b) In connection therewith, the Trust has delivered to the Subadviser copies of (i) the Trust's Trust Instrument and Bylaws (collectively, as amended from time to time, "Organic Documents"), (ii) the Trust's Registration Statement, all exhibits thereto, and all amendments thereto filed with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the 1940 Act (the "Registration Statement"), (iii) the Trust's current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the "Prospectus"), and (iv) all procedures adopted by the Trust with respect to any Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Subadviser (x) a certified copy of the resolution of the Board appointing the Subadviser and authorizing the execution and delivery of this Agreement, (y) a copy of all proxy statements and related materials relating to any Fund, and (z) any other documents, materials or information that the Subadviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Trust shall furnish to the Subadviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

      (c) The Subadviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC and (ii) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the "Code"). The Subadviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

      SECTION 2. DUTIES OF THE TRUST AND ADVISER

      (a) In order for the Subadviser to perform the services required by this Agreement, the Trust and the Adviser (i) shall, cause all service providers to the Trust to furnish information relating to any Fund to the Subadviser and assist the Subadviser as may be required and (ii) shall ensure that the Subadviser has reasonable access to all records and documents maintained by the Trust, or any service provider to the Trust.

      (b) In order for the Subadviser to perform the services required by this Agreement, the Adviser shall deliver to the Subadviser all material it provides to the Board in accordance with the Advisory Agreement.

      SECTION 3. DUTIES OF THE SUBADVISER

      (a) The Subadviser will make decisions with respect to all purchases and sales of securities and other investment assets in each Fund to the extent such authority is delegated by the Adviser. To carry out such decisions, the Subadviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities and other investments for the Funds, the Subadviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser may allocate brokerage on behalf of the Funds to broker-dealers who provide research services. The Subadviser may aggregate sales and purchase orders of the assets of the Funds with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

      (b) The Subadviser will report to the Board at each meeting thereof as requested by the Adviser or the Board all material changes in each Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Subadviser, and on its own initiative, will furnish the Board from time to time with such information as the Subadviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Funds' holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Funds maintain investments, or otherwise. The Subadviser will also furnish the Board with such statistical and analytical information with respect to investments of the Funds as the Subadviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities and other investment assets for the Funds, the Subadviser will bear in mind the policies set from time to time by the Board as well as the limitations imposed by the Organic Documents and Registration Statement, the limitations in the 1940 Act, the Securities Act, the Internal Revenue Code of 1986, as amended, and other applicable laws and the investment objectives, policies and restrictions of the Funds.

      (c) The Subadviser will from time to time employ or associate with such persons as the Subadviser believes to be particularly fitted to assist in the execution of the Subadviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Subadviser. No obligation may be incurred on the Trust's or Adviser's behalf in any such respect.

      (d) The Subadviser will report to the Board all material matters related to the Subadviser. On an annual basis, the Subadviser shall report on its compliance with its Code to the Adviser and to the Board and upon the written request of the Adviser or the Trust, the Subadviser shall permit the Adviser and the Trust, or their respective representatives to examine the reports required to be made to the Subadviser under the Code. The Subadviser will notify the Adviser and the Trust of any change of control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Subadviser, in each case prior to or promptly after such change.

      (e) The Subadviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Subadviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Subadviser pursuant to this Agreement required to be prepared and maintained by the Subadviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Subadviser shall be the property of the Trust. The Subadviser may make and retain for its own use a copy of such books and records. The Adviser and the Trust, or their respective representatives, shall have access to such books and records at all times during the Subadviser's normal business hours. Upon the reasonable request of the Adviser or the Trust, copies of any such books and records shall be provided promptly by the Subadviser to the Adviser and the Trust, or their respective representatives.

      (f) The Subadviser will cooperate with each Fund's independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants' duties.

      (g) The Subadviser will provide the Funds' custodian and fund accountant on each business day with such information relating to all transactions concerning the Funds' assets under the Subadviser's control as the custodian and fund accountant may reasonably require. In accordance with procedures adopted by the Board, the Subadviser is responsible for assisting in the fair valuation of all Fund assets and will use its reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Subadviser for each asset for which the Funds' fund accountant does not obtain prices in the ordinary course of business.

      (h) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

      (i) Except as otherwise agreed to by the Trust, the Adviser and the Subadviser, during any period in which a Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act, the Subadviser shall have no duties or obligations pursuant to this Agreement with respect to the Fund.

      SECTION 4. COMPENSATION; EXPENSES

      (a) In consideration of the foregoing, the Adviser shall pay the Subadviser, with respect to each Fund, a fee at an annual rate as listed in Appendix A hereto. Such fees shall be accrued by the Adviser daily and shall be payable monthly in arrears on the first day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. Upon the termination of this Agreement with respect to a Fund, the Adviser shall pay to the Subadviser such compensation as shall be payable prior to the effective date of termination.

      (b) The Subadviser may agree to waive all or part of its fees by separate agreement.

      (c) No fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

      SECTION 5. STANDARD OF CARE

      (a) The Trust and Adviser shall expect of the Subadviser, and the Subadviser will give the Trust and Adviser the benefit of, the Subadviser's best judgment and efforts in rendering its services hereunder. The Subadviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Subadviser against any liability to the Adviser or the Trust to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties hereunder, or by reason of the Subadviser's reckless disregard of its obligations and duties hereunder.

      (b) The Subadviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Subadviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

      (c) The Subadviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Subadviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

      SECTION 6. EFFECTIVENESS, DURATION AND TERMINATION

      (a) This Agreement shall become effective with respect to a Fund immediately upon the later of approval by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund.

      (b) This Agreement shall remain in effect with respect to a Fund for a period of two (2) years from the date of its effectiveness and may only continue in effect for successive annual periods with respect to the Fund under such separate Agreement; provided that such continuance is specifically approved (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if new Agreement is not approved as to a Fund, the Subadviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      (c) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, (i) by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser on 30 days' written notice to the Subadviser or (ii) by the Subadviser on 30 days' written notice to the Trust. This Agreement shall terminate immediately (x) upon its assignment or (y) upon termination of the Advisory Agreement.

      SECTION 7. ACTIVITIES OF THE SUBADVISER

      Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Subadviser's right, or the right of any of the Subadviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

      SECTION 8. REPRESENTATIONS OF SUBADVISER.

      The Subadviser represents and warrants that (i) it is either registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act") (and will continue to be so registered for so long as this Agreement remains in effect) or exempt from registration under the Advisers Act,
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement, (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, and (iv) will promptly notify the Adviser and the Trust of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

      SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

      The Trustees of the Trust and the shareholders of each Fund shall not be liable for any obligations of the Trust or of the Funds under this Agreement, and the Subadviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Fund to which the Subadviser's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of the Funds.

      SECTION 11. MISCELLANEOUS

      (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by all parties hereto and approved by the Trust in the manner set forth in Section 6(b) hereof.

      (b) No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall effect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

      (c) No party to this Agreement shall be liable to the any other party for consequential damages under any provision of this Agreement.

      (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND THE PROVISIONS OF THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED UNDER AND IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

      (e) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof, whether oral or written.

      (f) This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

      (g) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

      (h) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      (i) Notices, requests, instructions and communications received by the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

      (j) Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of any other series of the Trust and that no Fund or other series of the Trust shall be liable or shall be charged for any debt, obligation or liability of any other Fund or series, whether arising under this Agreement or otherwise.

      (k) No affiliated person, employee, agent, director, officer or manager of the Subadviser shall be liable at law or in equity for the Subadviser's obligations under this Agreement.

      (l) The terms "vote of a majority of the outstanding voting securities", "interested person", "affiliated person", "control" and "assignment" shall have the meanings ascribed thereto in the 1940 Act.

      (m) Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                          MONTEAGLE FUNDS

                                          By:
                                             ----------------------------------
                                          Paul B. Ordonio, Esq.
                                          Vice President

                                          NASHVILLE CAPITAL CORPORATION

                                          By:
                                             ----------------------------------
                                          Larry Catlett
                                          President

                                          HOWE AND RUSLING, INC.

                                          By:
                                             ----------------------------------
                                          Thomas Rusling
                                          Co-Chairman

                                 MONTEAGLE FUNDS
                              SUBADVISORY AGREEMENT

                                   Appendix A

FIXED INCOME FUNDS

                                     Annual Average Daily              Fee rate
Funds of the Trust                  Net Assets of the Fund

                                           $1-25 MM                     0.30%

                                           $25-50 MM                    0.25%
Monteagle Fixed Income Fund
                                          $50-100 MM                    0.20%

                                           >$100 MM                     0.20%

                                 MEMORIAL FUNDS
       83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355

                                      PROXY
                             (Government Bond Fund)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

If you own shares in more than one of the Funds, you will receive Proxies to vote each Fund.

Revoking any such prior appointments, the undersigned appoints _____________________ (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund"), three of the series of the Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, on June 28, 2006, at 9:00 a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposals. The Board of Trustees recommends voting FOR the Proposals.

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.)

--------------------------------------------------------------------------------
                                   PROPOSAL 1
--------------------------------------------------------------------------------

Approval of a new investment strategy to be utilized for the Government Bond
Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____

--------------------------------------------------------------------------------
                                   PROPOSAL 2
--------------------------------------------------------------------------------

Approval of a new Management Agreement between the Trust and Nashville Capital Corporation ("Adviser") for the Government Bond Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____

--------------------------------------------------------------------------------
                                   PROPOSAL 3
--------------------------------------------------------------------------------

Approval of a new Subadvisory Agreement between the Trust, Nashville Capital Corporation ("Adviser") and Howe and Rusling, Inc. ("Subadviser") for the Government Bond Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____

--------------------------------------------------------------------------------
                                   PROPOSAL 5
--------------------------------------------------------------------------------

Such other business as may properly come before the shareholders of the Funds.

                      FOR _____ AGAINST _____ ABSTAIN _____

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on June 28, 2006.

PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED.

Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

---------------------------------------------------------   ----------------
Authorized Signature                                        Date

---------------------------------------------------------   ----------------
Authorized Signature (Joint Investor or Second Signatory)   Date

---------------------------------------------------------
Printed Name (and Title if Applicable)

                                 MEMORIAL FUNDS
       83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355

                                      PROXY
                               (Value Equity Fund)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

If you own shares in more than one of the Funds, you will receive Proxies to vote each Fund.

Revoking any such prior appointments, the undersigned appoints _____________________ (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund"), three of the series of the Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, on June 28, 2006, at 9:00 a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposals. The Board of Trustees recommends voting FOR the Proposals.

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.)

--------------------------------------------------------------------------------
                                   PROPOSAL 4
--------------------------------------------------------------------------------

Approval of a new Management Agreement between the Trust and Parkway Advisors, LP ("Adviser") for the Value Equity Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____

--------------------------------------------------------------------------------
                                   PROPOSAL 5
--------------------------------------------------------------------------------

Such other business as may properly come before the shareholders of the Funds.

                      FOR _____ AGAINST _____ ABSTAIN _____

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on June 28, 2006.

PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED.

Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

---------------------------------------------------------   ----------------
Authorized Signature                                        Date

---------------------------------------------------------   ----------------
Authorized Signature (Joint Investor or Second Signatory)   Date

---------------------------------------------------------
Printed Name (and Title if Applicable)

                                 MEMORIAL FUNDS
       83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355

                                      PROXY
                              (Growth Equity Fund)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

If you own shares in more than one of the Funds, you will receive Proxies to vote each Fund.

Revoking any such prior appointments, the undersigned appoints _____________________ (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Government Bond Fund, Growth Equity Fund and Value Equity Fund (each a "Fund"), three of the series of the Memorial Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Citco Mutual Fund Services, Inc., 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, on June 28, 2006, at 9:00 a.m. (Eastern Time), and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. IF NO INSTRUCTIONS ARE GIVEN, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW. The Trust has proposed the Proposals. The Board of Trustees recommends voting FOR the Proposals.

(NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.)

--------------------------------------------------------------------------------
                                   PROPOSAL 4
--------------------------------------------------------------------------------

Approval of a new Management Agreement between the Trust and Parkway Advisors, LP ("Adviser") for the Growth Equity Fund.

                      FOR _____ AGAINST _____ ABSTAIN _____

--------------------------------------------------------------------------------
                                   PROPOSAL 5
--------------------------------------------------------------------------------

Such other business as may properly come before the shareholders of the Funds.

                      FOR _____ AGAINST _____ ABSTAIN _____

Receipt is acknowledged of the Notice and Proxy Statement for the Special Meeting of Shareholders to be held on June 28, 2006.

PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED.

Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

---------------------------------------------------------   ----------------
Authorized Signature                                        Date

---------------------------------------------------------   ----------------
Authorized Signature (Joint Investor or Second Signatory)   Date

---------------------------------------------------------
Printed Name (and Title if Applicable)